SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

CHINA 3C GROUP

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INFORMATION STATEMENT

OF

CHINA 3C GROUP

368 HuShu Nan Road

HangZhou City, Zhejiang Province, PRC 310014

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
CHINA 3C GROUP

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of China 3C Group, a Nevada corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors by unanimous written consent dated as of October 10, 2012, and the subsequent approval of such corporate action by the written consent, dated as of October 10, 2012, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) outstanding on such date. Stockholders holding in the aggregate 47,215,000 shares of Common Stock or 50.3% of the Common Stock outstanding on such date, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Article II, Section 10 of the Company’s Bylaws, of this corporate action before it takes effect.

The Company’s Board of Directors has set the close of business on October 23, 2012 as the record date for stockholders entitled to receive a copy of this Information Statement. This Information Statement is first being mailed or furnished to stockholders of the Company on or about ________ , 2012, and the transaction described herein shall become effective no earlier than 20 days after this Information Statement is so mailed or furnished.

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

By written consent dated as of October 10, 2012, a copy of which is attached hereto as APPENDIX A, the Board of Directors of the Company adopted (i) a resolution approving a reverse split of the Company’s Common Stock at a ratio of 1-for-5 with all fractional shares rounded up to the next whole share (the “Reverse Stock Split”), (ii) a resolution approving the amendment of the Company’s Articles of Incorporation, to take effect immediately following the consummation of the Reverse Stock Split, to increase the number of authorized shares of the Company’s Common Stock to 50,000,000 shares (the “Capital Increase Amendment”) and (iii) a resolution approving the amendment of the Company’s Articles of Incorporation to change the name of the Company to Yosen Group, Inc. (the “Name Change Amendment”). The actions taken by the Board of Directors with respect to the Capital Increase Amendment and the Name Change Amendment were subsequently adopted by the written consent dated as of October 10, 2012 of the Company’s stockholders entitled to vote a majority of the shares of Common Stock then outstanding, a copy of which is attached hereto as APPENDIX B. The Revenue Stock Split was also ratified by these stockholders.

The reasons for, and general effect of, the Reverse Stock Split are described in “ADOPTION OF A RESOLUTION TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK.” The reasons for and the general effect of the Capital Increase Amendment are described in “ADOPTION OF A RESOLUTION TO EFFECT AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.” The reasons for the Name Change Amendment are described in “ADOPTION OF A RESOLUTION TO EFFECT A CHANGE IN THE NAME OF THE COMPANY.”

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement that have been recently approved or considered by the holders of the Company’s Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about _____________, 2012, and each of the Reverse Stock Split, the Capital Increase Amendment and the Name Change Amendment described herein will become effective no earlier than 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company’s President at the address of the Company’s principal executive offices located at 368 HuShu Nan Road, HangZhou City, Zhejiang Province, PRC 310014, Telephone No. 086-0571-8838-1700.

APPROVAL REQUIREMENTS; NEVADA LAW

Pursuant to Sections 78.207 and 78.209 of the Nevada Revised Statutes (the “NRS”), the Company’s Board of Directors approved the Reverse Stock Split and authorized the filing of a Certificate of Change to the Company’s Articles of Incorporation, a copy of which is attached hereto as APPENDIX C. Section 78.207 of the NRS does not require stockholder approval of the Reverse Stock Split, however, the Board of Directors of the Company obtained ratification of the Company’s stockholders for the Reverse Stock Split. Section 78.390 of the NRS provides that every amendment to the Company’s Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of the holders of at least a majority of the shares of voting stock entitled to vote on any such amendment. A copy of the Amendment to the Company’s Articles of Incorporation that contains the Capital Increase Amendment and the Name Change Amendment is attached hereto as APPENDIX D. Section 78.320 of the NRS provides that, unless otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Article II Section 10 of the Company’s Bylaws provides that unless otherwise prohibited by law, any action required to be taken, or any other action that may be taken, at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of all of the stockholders entitled to vote with respect to the subject matter and if written notice to all stockholders is promptly given of all action so taken. Neither the Company’s Articles of Incorporation nor its Bylaws prohibits the taking of action by its Board of Directors by written consent. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Capital Increase Amendment and the Name Change Amendment described herein as early as possible in order to accomplish the purposes as hereafter described, the Company’s Board of Directors obtained the written consent to such amendments of the holders of 50.3% of the Company’s voting stock, which voting stock is comprised of the Common Stock. Section 78.320 of the NRS provides that in no instance where action is authorized by written consent need a meeting of stockholders be called.

VOTING SECURITIES AND
INFORMATION ON CONSENTING STOCKHOLDERS

As of October 10, 2012, there were 93,911,327 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

Stockholders holding in the aggregate 47,215,000 shares of Common Stock or 50.3% of the Common Stock outstanding on such date, ratified the Reverse Stock Split and approved the Capital Increase Amendment and the Name Change Amendment in a written consent dated October 10, 2012. No consideration was paid for the consent. The names of the consenting stockholders and the number of shares of Common Stock with respect to which such consent was given is as follows:

Name	Number of Shares of Common Stock for Which Consent Was Given	Percentage of Voting Stock
Zhenggang Wang	27,225,000	28.99%
Yong Lian	1,600,000	1.70%
Lili Wang	450,000	0.48%
Yingping Wu	440,000	0.47%
Yu Yao	4,000,000	4.26%
Shumei Cheng	3,000,000	3.19%
Hongyan Zhou	2,700,000	2.88%
Weiguo Xu	4,000,000	4.26%
Xiaodong Yuan	3,800,000	4.05%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of October 10, 2012, certain information concerning the beneficial ownership of Common Stock by (i) each stockholder known by the Company to own beneficially five percent or more of Common Stock outstanding; (ii) each director; (iii) each executive officer; and (iv) all of the Company’s executive officers and directors as a group, and their percentage ownership. As of October 23, 2012, there were 93,911,327 shares of Common Stock outstanding.

Names and Addresses of Beneficial Owners (2)	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Zhenggang Wang	27,225,000	28.99%
Weiping Wang	200,000	0.21%
Xinchuan Kong	50,000	0.05%
Mingjun Zhe		*
Rongjin Weng		*
Wei Kang Gu		*
Chenghua Zhu		*

All directors and executive officers as a group (7 persons)		29.25%

1         Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them.

2         Indicates a director and/or executive officer of the Company. The address of each such individual is c/o China 3C Group, 368 HuShu Nan Road, HangZhou City, Zhejiang Province, PRC 310014.

3         Includes 17,500,000 shares of restricted Common Stock granted to Mr. Wang, 5,833,333 of which are subject to vesting on May 17, 2013, 5,833,333 of which are subject to vesting on May 17, 2014 and 5,833,334 of which are subject to vesting on May 17, 2015.

*        Less than 1%.

NOTICE TO STOCKHOLDERS OF ACTIONS
APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the written consent of the holders together entitled to vote a majority of the aggregate shares of Common Stock:

ACTION I

ADOPTION OF A RESOLUTION TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

Purpose of the Reverse Stock Split

The Company’s Board of Directors has determined that it believes that the Common Stock is undervalued and that it would be in the best interests of the Company and its stockholders to effect a reverse split of our Common Stock at a ratio of 1-for-5 with all fractional shares rounded up to the next whole share (the “Reverse Stock Split”) to allow the Common Stock to trade in a more realistic price range. In determining the ratio of the Reverse Split, the Board of Directors assessed numerous factors including, but not limited to, analysis of our most recent fiscal quarter, general economic conditions, the existing and expected marketability and liquidity of our Common Stock and the trading price of our Common Stock on the OTCBB.

The Reverse Stock Split will be accomplished by filing a Certificate of Change to the Company’s Articles of Incorporation. The complete text of the form of the Certificate of Change is set forth as APPENDIX C to this Information Statement.

Effect of the Reverse Stock Split

Based on 93,911,327 shares of the Company’s Common Stock issued and outstanding as of October 10, 2012, the Company expects that following consummation of the Reverse Stock Split, the number of outstanding shares of the Company’s Common Stock would be decreased by approximately 80% from 93,911,327 to approximately 18,782,266 shares (excluding the effects of the rounding up of fractional shares). Pursuant to the Reverse Stock Split, the number of authorized shares of the Company’s Common Stock will be reduced from 100,000,000 to 20,000,000 shares.

Effective Date

The Reverse Stock Split will become effective upon the filing of a Certificate of Change with the Secretary of State of Nevada. It is anticipated that the filing will take place 20 calendar days after this Information Statement is mailed to the Company’s stockholders.

No Exchange of Stock Certificates Required

Upon the Reverse Stock Split becoming effective, stockholders (at their option and at their expense) may exchange their stock certificates representing pre-Reverse Stock Split shares of Common Stock for new certificates representing post-Reverse Stock Split shares of Common Stock. Stockholders are not required to exchange their stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

ACTION II

ADOPTION OF A RESOLUTION TO EFFECT AN INCREASE IN THE NUMBER
OF AUTHORIZED SHARES OF COMPANY’S COMMON STOCK

The Capital Increase Amendment

Immediately following consummation of the Reverse Stock Split, the Company will be authorized to issue 20,000,000 shares of Common Stock. The Capital Increase Amendment to the Company's Articles of Incorporation, in the form attached hereto as APPENDIX D, increases the authorized shares of the Company's Common Stock from 20,000,000 shares to 50,000,000 shares.

The Company’s Articles of Incorporation will be amended by striking out the first sentence of Article IV(A) thereof and replacing it with the following new sentence:

“The Corporation shall have authority to issue a maximum of 50,000,000 shares of common voting equity stock of par value $.001 par value per share and no other class or classes of stock for a total capitalization of $50,000.”

Purpose of the Capital Increase Amendment

The purpose of increasing our authorized capital is to provide the Company with the necessary flexibility to implement potential corporate plans, including the issuance of shares in connection with any future financings, the issuance of shares in connection with stock splits or dividends, or the issuance or reservation of capital stock for equity awards to employees, officers and directors of the Company. Such an increase will allow such shares to be issued without the expense and delay of a special stockholders’ meeting, unless such action is required by applicable law or the rules of any stock exchange on which the Company is or may be listed.

The Company has no current specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Common Stock. However, the increase in the Company’s authorized Common Stock may give the Company the flexibility, in the future, to pursue acquisitions or enter into transactions that the Board believes provide the potential for growth and profit. The additional authorized shares could also be used by the Company, in the future, to raise cash through sales of stock to public and private investors. The Company could also use the additional authorized shares for general corporate purposes such as stock dividends as well as for the possible issuance of shares pursuant to employee benefit or compensation programs or plans. To the extent that additional shares are available, transactions dependent upon the issuance of additional shares would be less likely to be subject to delays and uncertainties occasioned by the need to obtain stockholder authorization prior to the consummation of such transactions.

Effect of the Capital Increase Amendment

The increase in authorized capital stock will not have any immediate effect on the rights of existing stockholders. The Board of Directors will, however, have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Company’s Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may also decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by its stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire control of the Company. While it may be deemed to have potential anti-takeover effects, the Capital Increase Amendment is not prompted by any specific effort or takeover threat currently perceived by the Board or management.

Effective Date

Under applicable federal securities laws, the Capital Increase Amendment cannot be effective until at least 20 calendar days after this Information Statement is distributed to the Company’s stockholders. The Capital Increase Amendment will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the filing will take place 20 calendar days after this Information Statement is mailed to the Company’s stockholders and immediately following the filing of the Certificate of Change.

ACTION III

ADOPTION OF A RESOLUTION TO EFFECT A CHANGE IN THE
NAME OF THE COMPANY

The Name Change Amendment

The name of the Company is currently China 3C Group. The Name Change Amendment to the Company’s Articles of Incorporation in the form attached hereto as APPENDIX D changes the name of the Company to Yosen Group, Inc.

Article I of the Company’s Articles of Incorporation will be amended in its entirety to read as follows:

“The name of the Corporation is Yosen Group, Inc.”

Purpose of the Name Change Amendment

The Company desires to change its name to Yosen Group, Inc. to more adequately reflect its current operating business.

Effective Date

Under applicable federal securities laws the Name Change Amendment cannot be effective until at least 20 calendar days after this Information Statement is distributed to the Company’s stockholders. The Name Change Amendment will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the filing will take place 20 calendar days after this Information Statement is mailed to the Company’s stockholders.

NO DISSENTER’S RIGHTS OF APPRAISAL

We are a Nevada corporation and are governed by the NRS. Holders of our voting securities are not entitled to dissenters’ rights in connection with the Reverse Stock Split, the Capital Increase Amendment or the Name Change Amendment.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split or with respect to the Capital Increase Amendment or the Name Change Amendment that is not shared by all other stockholders of ours.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

__________________, 2012

Appendix A

UNANIMOUS WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
OF
CHINA 3C GROUP

as of October 10, 2012

The undersigned, being all of the members of the Board of Directors (the “Board”) of China 3C Group, a Nevada corporation (the “Company”), hereby consent, pursuant to Nevada Revised Statutes (“NRS”) 78.315, to the adoption of the following resolutions taking or authorizing the actions specified therein:

WHEREAS, the Board believes that its common stock, $0.001 par value per share (“Common Stock”), is undervalued and that a reverse stock split of the Common Stock will allow the Common Stock to trade in a more realistic price range; and

WHEREAS, the Board deems it desirable and in the best interests of the Company, at a time to be determined by the Board, to effect a 1-for-5 reverse stock split pursuant to NRS 78.207, whereby every five shares of the authorized, issued, and outstanding Common Stock of the Company shall be combined into one share of authorized, issued, and outstanding Common Stock of the Company and the total number of shares of Common Stock the Company will be authorized to issue will automatically be decreased from 100,000,000 shares to 20,000,000 shares (the “Reverse Stock Split”); and

WHEREAS, the Board believes that the number of shares of Common Stock authorized for issuance by the Company should be increased after the Reverse Split from 20,000,000 to 50,000,000 shares of Common Stock; and

WHEREAS, the Board has determined that the Company’s corporate name no longer adequately reflects its operating business; and

WHEREAS, the Board deems it advisable and in the best interests of the Company to amend the Articles of Incorporation of the Company, following the Reverse Stock Split, to (i) increase the total number of authorized shares of Common Stock from 20,000,000 to 50,000,000 shares, all of which shall have $0.001 par value (the “Capital Increase”); and (ii) to change the name of the Company to “Yosen Group, Inc.” (the “Name Change”); and

WHEREAS, the Reverse Stock Split will not change the percentage of shares of Common Stock of the Company held by stockholders of the Company (except for any rounding due to fractional shares); and

WHEREAS, the Reverse Stock Split will not contain any provision pursuant to which only money will be paid or scrip will be issued to stockholders; and

WHEREAS, the Company must file a Certificate of Change to its Articles of Incorporation in substantially the form attached hereto as Exhibit A (the “Certificate of Change”) to effect the Reverse Stock Split and a Certificate of Amendment to its Articles of Incorporation in substantially the form attached hereto as Exhibit B (the “Amendment”) to effect the Capital Increase and the Name Change.

NOW, THEREFORE BE IT:

Certificate of Change; Amendment; Filing of Information Statement

RESOLVED, it is hereby determined to be advisable and in the best interests of, and fair to the Company to implement the Reverse Stock Split, the Capital Increase, and the Name Change; and be it further

RESOLVED, that the Board hereby authorizes and approves the Certificate of Change to effect the Reverse Stock Split and the Amendment to effect the Capital Increase and the Name Change; and be it further

RESOLVED, that the Board hereby authorizes the Company to seek by written consent of a majority of the holders of the Company’s outstanding stock (“Stockholders”) for the ratification of the Reverse Stock Split and the Certificate of Change and the approval of the Capital Increase, the Name Change, and the Amendment (collectively, the “Approval”); and be it further

RESOLVED, that following the receipt of the Approval, the proper officers of the Company each be, and hereby is, authorized and directed, on behalf and in the name of the Company, to execute and deliver (a) the Certificate of Change and to cause the Certificate of Change to be filed in the office of the Secretary of State of Nevada pursuant to NRS 78.209 and (b) the Amendment and to cause the Amendment to be filed in the office of the Secretary of State of Nevada pursuant to NRS 78.390; and be it further

RESOLVED, that at any time prior to the effectiveness of the filing of the Certificate of Change or the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Certificate of Change and the Amendment by the Stockholders, the Board may abandon the Certificate of Change, the Amendment, or any part of either, without further action by the Stockholders; and be it further

RESOLVED, that no fractional shares of Common Stock shall be issued upon effectuation of the Reverse Split and that any such fractional share resulting from the Reverse Split shall be rounded up to the nearest whole share; and be it further

RESOLVED, that the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) an Information Statement on Schedule 14C with respect to the approval of the Reverse Split, the Capital Increase, and the Name Change; and be it further

RESOLVED, that the close of business on October 23, 2012, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Company entitled to receive a copy of the Information Statement; and be it further

General Authorizations

RESOLVED, that all actions heretofore taken and all documentation heretofore executed and delivered by any of the Company’s officers, in furtherance of the foregoing, are hereby ratified, adopted, authorized, approved, and confirmed in all respects in accordance with the respective terms and provisions thereof; and be it further

RESOLVED, that any executive officer of the Company, acting alone, be and hereby is authorized, empowered, and directed, for and on behalf of the Company, to take such further action and approve, execute, and deliver any additional agreements, instruments, certificates, filings, or other documents with such changes as shall be advisable, such approval to be conclusively evidenced by execution thereof, and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned directors of the Company have executed this instrument, which may be executed in one or more counterparts and may be sent by telecopy, each of which shall constitute an original and when taken together shall constitute one and the same instrument.

/s/ Zhenggang Wang Zhenggang Wang

/s/ Chenghua Zhu Chenghua Zhu

/s/ Mingjun Zhu Mingjun Zhu

/s/ Rongjin Weng Rongjin Weng

/s/ Wei Kang Gu Wei Kang Gu

Appendix B

WRITTEN CONSENT OF

THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF

COMMON STOCK OF
CHINA 3C GROUP

October10, 2012

The undersigned, being the holders of a majority of the issued and outstanding shares (the “Stockholders”) of China 3C Group, a Nevada corporation (the “Company”), hereby consent, pursuant to Nevada Revised Statutes (“NRS”) 78.320, to the adoption of the following resolutions taking or authorizing the actions specified therein:

WHEREAS, the Company deems it advisable, at a time to be determined by the Board, to effect a 1-for-5 reverse stock split of its common stock, $0.001 par value (“Common Stock”) pursuant to NRS 78.207, whereby every five shares of the authorized, issued, and outstanding Common Stock shall be combined into one share of authorized, issued, and outstanding Common Stock and the total number of shares of Common Stock the Company will be authorized to issue will automatically be decreased from 100,000,000 shares to 20,000,000 shares (the “Reverse Stock Split”); and

WHEREAS, the Company deems it advisable to amend the Articles of Incorporation of the Company (i) following the Reverse Stock Split, to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000 shares, all of which shall have $0.001 par value (the “Capital Increase”); and (ii) to change the name of the Company to “Yosen Group, Inc.” (the “Name Change”); and

WHEREAS, the Company must file a Certificate of Change to its Articles of Incorporation in substantially the form attached hereto as Exhibit A (the “Certificate of Change”) to effect the Reverse Stock Split and a Certificate of Amendment to its Articles of Incorporation in substantially the form attached hereto as Exhibit B (the “Amendment”) to effect the Capital Increase and the Name Change.

NOW, THEREFORE BE IT:

RESOLVED, the Reverse Stock Split is hereby ratified and the Certificate of Change is hereby authorized and approved in all respects; and be it further

RESOLVED, that the Company be authorized and directed to execute and file with the Office of the Secretary of State of the State of Nevada the Certificate of Change and the Amendment; be it further

RESOLVED, that all actions taken and expenses incurred by any officer or director heretofore in furtherance of any of the actions authorized by the foregoing resolutions are hereby expressly ratified, confirmed, adopted, and approved.

This Written Consent may be executed and delivered by facsimile signature, such execution and delivery to be deemed for all purposes to be an original signature hereon. The Written Consent may be executed in counterparts and shall be effective as of the date first appearing above upon execution and delivery by stockholders holding a majority of the outstanding Common Stock.

Signatures follow on next page

IN WITNESS WHEREOF, the undersigned has executed this Written Consent in writing as of the date first written above.

By:  /s/ Zhenggang Wang

Name: Zhenggang Wang

Title: Chief Executive Officer and Chairman

27,225,000 Shares of Common Stock

By:  /s/ Yong Lian

Name: Yong Lian

Title: Stockholder

1,600,000 Shares of Common Stock

By:  /s/ Lili Wang

Name: Lili Wang

Title: Stockholder

450,000 Shares of Common Stock

By:  /s/ Yingping Wu

Name: Yingping Wu

Title: Stockholder

440,000 Shares of Common Stock

By:  /s/ Yu Yao

Name: Yu Yao

Title: Stockholder

4,000,000 Shares of Common Stock

By:  /s/ Shumei Cheng

Name: Shumei Cheng

Title: Stockholder

3,000,000 Shares of Common Stock

By:  /s/ Hongyan Zhou

Name: Hongyan Zhou

Title: Stockholder

2,700,000 Shares of Common Stock

By:  /s/ Weiguo Xu

Name: Weiguo Xu

Title: Stockholder

4,000,000 Shares of Common Stock

By:  /s/ Xiaodong Yuan

Name: Xiaodong Yuan

Title: Stockholder

3,800,000 Shares of Common Stock

Appendix C

Form of Certificate of Change to the Company’s Articles of Incorporation

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation: CHINA 3C GROUP, INC.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: The current number of authorized shares of the Company’s common stock, par value $0.001 per share, is one hundred million (100,000,000).

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: The number of authorized shares of the Common Stock after five (5) to one (1) reverse stock split will be twenty million (20,000,000), par value $0.001 per share.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: The number of issued and outstanding shares of common stock, par value $0.001 per share, after the reverse stock split will be [______________].

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: None.

7. Effective date of filing: (optional)

8. Signature: (required)

___________________________________

Signature of Officer

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Appendix D

Form of Amendment to the Company’s Articles of Incorporation

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: CHINA 3C GROUP, INC.

2. The articles have been amended as follows: (provide article numbers, if available):

Article I has been amended in its entirety to read as follows:

“The name of the corporation is Yosen Group, Inc.”

Article IV(A) has been amended in its entirety to read as follows:

“The Corporation shall have authority to issue an aggregate of 50,000,000 shares of common voting equity stock of par value $0.001 per share, and no other class or classes of stock, for a total capitalization of $50,000. The Corporation’s capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: [__________]

4. Effective date and time of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

Date: Time:

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov